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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 13, 2002



                              Pitt-Des Moines, Inc.
               (Exact Name of Registrant as Specified in Charter)


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

  Commonwealth of Pennsylvania           1-5259                     25-0729430
(State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer Identification
         Incorporation)                                               Number)

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                           c/o Ironbridge Holding LLC
                                950 Third Avenue
                                   23rd Floor
                            New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 688-2700
              (Registrant's telephone number, including area code)



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Item 1.       Change in Control of Registrant.
              -------------------------------

         Reference is made to the Solicitation/Recommendation Statement on
Schedule 14D-9 filed by Pitt-Des Moines, Inc., a Pennsylvania corporation (the "Company"), on February 7, 2002, as amended by Amendment No. 1 filed on February 22, 2002 and Amendment No. 2 filed on February 27, 2002 (as amended, the "Schedule 14D-9"), concerning that certain Merger Agreement, dated as of February 1, 2002 (the "Merger Agreement"), among Ironbridge Acquisition Corp., a Pennsylvania corporation ("Purchaser"), Ironbridge Holding LLC, a Delaware limited liability company ("Parent") and the Company. Pursuant to the Merger Agreement, on February 7, 2002, Purchaser commenced a tender offer to purchase (the "Offer") all of the issued and outstanding shares of Common Stock, no par value per share, of the Company (the "Shares") at a purchase price of $33.90, net to the seller in cash, per Share (the "Per Share Amount"). The Offer was disclosed in the Tender Offer Statement on Schedule TO filed by Purchaser, Parent, Ironbridge Holding Corp., a Delaware corporation and the sole manager of Parent ("Manager"), The 2001 Haber Family Trust, a Wyoming trust that is the sole shareholder of Manager and the sole member of Parent, and James Haber (collectively, the "Offerors") with the Securities and Exchange Commission on February 7, 2002, as amended by Amendment No. 1 filed on February 22, 2002, Amendment No. 2 filed on February 27, 2002, Amendment No. 3 filed on March 8, 2002, Amendment No. 4 filed on March 12, 2002 and Amendment No. 5 filed on March 13, 2002 (as amended, the "Schedule TO"). The recommendation of the Board of Directors of the Company with respect to the Offer was set forth in the Schedule 14D-9.

         The Offer expired at midnight New York City time on Tuesday, March 12, 2002. A total of 7,373,628 Shares (including Shares tendered by guaranteed delivery), which represented approximately 96.78% of the outstanding Shares and total voting power of the Company were tendered pursuant to the Offer. Following the expiration of the Offer, Purchaser accepted for payment, and paid for, all validly tendered Shares, resulting in a change in control of the Company.

         The Merger Agreement also provided that, among other things, upon the terms and subject to the conditions contained therein and in accordance with the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL"), promptly after the purchase of the Shares pursuant to the Offer and the satisfaction or waiver of the conditions contained therein, the Purchaser would be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation in the Merger as a wholly-owned subsidiary of Parent. On March 13, 2002, in accordance with the Merger Agreement and pursuant to Section 1924 of the BCL, the Merger was consummated and became effective upon the filing of articles of merger, including the related plan of merger, with the Department of State of the Commonwealth of Pennsylvania. Upon such effectiveness each issued and outstanding Share not tendered in the Offer (other than Shares held by the Company, Purchaser or Parent or any subsidiary of the Company, Purchaser or Parent, and Shares held by shareholders who properly exercise their dissenters' rights under the BCL) was converted into the right to receive the Per Share Amount without interest thereon.

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         The preceding description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which has been filed as Exhibit (d)(1) to the Schedule TO and is incorporated herein by reference.

         The total consideration to be paid by Purchaser in the Offer and the Merger is approximately $258,000,000, and such funds have been made available to Purchaser through that certain Credit Agreement, dated as of February 1, 2002 (the "Credit Agreement"), among Purchaser, Utrecht-America Finance Co., as initial lender and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch, as agent. Purchaser is required to repay the aggregate outstanding principal amount of the loan on or before April 13, 2002 but is not required to make any payments of principal or interest prior to such date other than in connection with acceleration upon default or mandatory or optional prepayments as required or permitted by the Credit Agreement. The loan will bear interest at an annual rate equal to the Base Rate (as defined in the Credit Agreement) plus .50%.

         The preceding description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which has been filed as Exhibit (b)(1) to the Schedule TO and is incorporated herein by reference.

Item 7.       Exhibits.
              --------

2.1 Merger Agreement, dated as of February 1, 2002, by and among Pitt-Des Moines, Inc., Ironbridge Acquisition Corp. and Ironbridge Holding LLC (incorporated by reference to Exhibit (d)(1) to the Schedule TO of Offerors filed on February 7, 2002).

10.1 Credit Agreement, dated as of February 1, 2002, among Ironbridge Acquisition Corp., Utrecht-America Finance Co., as Initial Lender, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch, as Agent (incorporated by reference to Exhibit (b)(1) to the Schedule TO of Offerors filed on February 7, 2002).

99.1 Press Release of Purchaser dated March 13, 2002 (incorporated by reference to Exhibit (a)(1)(xi) to Amendment No. 5 to the Schedule TO of Offerors filed on February 7, 2002).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PITT-DES MOINES, INC.

                                                By:    /s/ James Haber
                                                    ----------------------------
                                                         James Haber
                                                         President

Date: March 18, 2002



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                                  EXHIBIT INDEX

Exhibit                            Description

2.1 Merger Agreement, dated as of February 1, 2002, by and among Pitt-Des Moines, Inc., Ironbridge Acquisition Corp. and Ironbridge Holding LLC (incorporated by reference to Exhibit (d)(1) to the Schedule TO of Offerors filed on February 7, 2002).

10.1 Credit Agreement, dated as of February 1, 2002, among Ironbridge Acquisition Corp., Utrecht-America Finance Co., as Initial Lender, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch, as Agent (incorporated by reference to Exhibit (b)(1) to the Schedule TO of Offerors filed on February 7, 2002).

99.1 Press Release of Purchaser dated March 13, 2002 (incorporated by reference to Exhibit (a)(1)(xi) to Amendment No. 5 to the Schedule TO of Offerors filed on February 7, 2002).